Exhibit 10.1

CONSENT, ACKNOWLEDGEMENT AND WAIVER AGREEMENT

This CONSENT, ACKNOWLEDGEMENT AND WAIVER AGREEMENT (this “Agreement”) is entered into on December 15, 2024, and made effective as of December 5, 2024, by and among Avalon GloboCare Corporation, a Delaware corporation (“Borrower”), and Mast Hill Fund, L.P., a Delaware limited partnership (“Lender”).

WHEREAS, the Borrower issued that certain senior secured promissory note in the original principal amount of $2,845,000.00 to Lender on June 5, 2024 (the “ Note”); and

WHEREAS, the Borrower and the Lender desire to confirm the Lender’s waiver under the Note with respect to certain events as set forth herein.

NOW THEREFORE, the Borrower and the Lender hereby agree as follows:

1. Defined Terms. All terms used but not otherwise defined herein have the meanings assigned to them in the Note.

2. Amortization Payments. Lender hereby acknowledges and reaffirms the waiver granted to the Borrower on December 5, 2024 with respect to the waiver of each Amortization Payment (as defined in the Note) (each an “Amortization Payment”) due under the Note, such that the Borrower shall no longer be required to make any Amortization Payment under the Note.

3. Fees. Borrower shall pay a waiver fee of $150,000.00 by wire transfer to Lender on or before December 18, 2024, pursuant to Lender’s written wiring instructions, which shall not reduce the amounts owed under the Note. In addition, on the date that this Agreement is executed, Borrower shall issue to Lender a warrant for the purchase of 150,000 shares of the Borrower’s common stock, in the form attached hereto as Exhibit “A”.

4. Full Force and Effect. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Note. Except as expressly amended hereby, the Note shall continue unmodified and in full force and effect in accordance with the provisions thereof on the date hereof. This Agreement shall be limited precisely as drafted and shall not imply an obligation on the Lender to consent to any matter on any future occasion. As used in the Note, the terms “this Note,” “herein,” “hereafter,” “hereto,” “hereof” and words of similar import shall mean, unless the context otherwise requires, the Note as modified by this Agreement.

5. CHOICE OF LAW AND VENUE. SECTION 4.6 OF THE NOTE SHALL APPLY TO THIS AGREEMENT.

6. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf), or other transmission method and any counterpart so delivered shall be deemed to be as effective as an original signature page delivered manually.

7. Headings. The headings of this Agreement are for the purposes of reference only and shall not affect the construction of this Agreement.

8. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.

9. Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

10. Reaffirmation. The Borrower hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Note (after giving effect hereto) and (ii) to the extent the Borrower granted liens on or security interests in any of its property pursuant to any such Note as security for or with respect to the Note, ratifies and reaffirms such grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the obligations as amended hereby. The Borrower hereby consents to this Agreement and acknowledges that the Note remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Agreement shall not operate as a waiver of any right, power or remedy of the Lender, constitute a waiver of any provision of the Note or serve to effect a novation of the obligations set forth therein.

[Signature pages follow]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date and year first above written.

BORROWER:	AVALON GLOBOCARE CORPORATION

	By:	/s/ Luisa Ingargiola
	Name:	Luisa Ingargiola
	Title:	Chief Financial Officer

LENDER:	MAST HILL FUND, L.P.

	By:	/s/ Patrick Hassani
	Name:	Patrick Hassani
	Title:	Chief Investment Officer

Signature Page to Limited Waiver

Exhibit A

(see attached)

Signature Page to Limited Waiver